Date and Time: August 21, 2006 11:40 AM Pacific Time

Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: Location: PO BOX 9431 Stn Prov Govt. 2nd Floor - 940 Blanshard St. Victoria BC V8W 9V3 Victoria BC 250 356-8626

Continuation

Application

FORM 16

BUSINESS CORPORATIONS ACT
Section 302

FILING DETAILS: Filed Date and Time: Recognition Date and Time:	Continuation Application for: DORATO RESOURCES INC. Incorporation Number: C0766607 August 21, 2006 11:40 AM Pacific Time Continued into British Columbia August 21, 2006 11:40 AM Pacific Time

CONTINUATION APPLICATION

Name Reservation Number:

Name Reserved:

NR651 2726

DORATO RESOURCES INC.

PREVIOUS FOREIGN JURISDICTION INFORMATION Identifying Number in Foreign Jurisdiction: 1998-00333600

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:

August21, 2006

Wyoming

EXTRAPROVINCIAL REGISTRATION INFORMATION

Previous Registration Number in BC:

Extraprovincial Company's Name in BC:

A0048543

QUEST VENTURES INC.

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES Name of Company:

DORATO RESOURCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6

CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6

CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name: Drescher, Gerhard J

Mailing Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6

CANADA

Delivery Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6 CANADA

Delivery Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6 CANADA

Delivery Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6 CANADA

Last Name, First Name, Middle Name: Drescher, Anton J

Mailing Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6

CANADA

Delivery Address:

#507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6 CANADA

Last Name, First Name, Middle Name: Perkins, Rowland Mailing Address: #507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6 CANADA AUTHORIZED SHARE STRUCTURE	Delivery Address: #507, 837 WEST HASTINGS STREET VANCOUVER BC V6C 3N6 CANADA
1. 100,000,000 Common Shares Without Par Value Without Special Rights or Restrictions attached
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